Flight equipment held for sale	12 Months Ended
Dec. 31, 2025
Discontinued Operations and Disposal Groups [Abstract]
Flight equipment held for sale	Flight equipment held for sale
Generally, flight equipment is classified as held for sale when the sale is probable, the asset is available for sale in its present condition, and it is expected to be sold within one year. Flight equipment assets are reclassified from flight equipment held for operating leases to flight equipment held for sale at the lower of the asset carrying value or fair value, less costs to sell. Depreciation is no longer recognized for flight equipment classified as held for sale.
As of December 31, 2025, flight equipment with a total net book value of $1.1 billion was classified as flight equipment held for sale in our Consolidated Balance Sheet. Aggregate maintenance and security deposit amounts received from lessees of approximately $115 million will be assumed by the buyers of these assets upon consummation of the individual sale transactions.
As of December 31, 2024, flight equipment with a total net book value of $466 million was classified as flight equipment held for sale in our Consolidated Balance Sheet. Aggregate maintenance and security deposit amounts received from lessees of approximately $64 million was assumed by the buyers of these assets upon consummation of the individual sale transactions.